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                                                                    Exhibit 10.9

                                  AMENDMENT #1


      Amendment dated as of October 15, 2002 by and between the parties to the lease agreement dated April 30, 1999 covering the premises at 3245 Richmond Terrace, Staten Island, New York.

      Whereas Egret Realty Corp. is the landlord of the subject premises and a signatory to the lease and K Sea Transportation is the tenant and successor in interest to Eklof Marine Corp. the signatory to the lease, and

      Whereas the parties (Egret and K Sea) wish to clarify and resolve open matters concerning the use and occupancy of the premises including open and outstanding NYC DEP water bills ($162,607.53) and the DEC consent order (DEC file number RZ-19990628-25) concerning sand blast grit on the premises;

      Now, therefore, the parties agree as follows:

      1. Tenant shall provide funds in the amount of $45,000.00 to cover NYS DEC Consent Order (DEC File No. R2-19990628-25) and the landlord shall issue a credit of $45,000 toward the tenant's outstanding DEP water bill.

      2. Landlord shall undertake remediation required by the NYS DEC Consent Order (DEC File No. R2-1999-0628-25) at its own cost and expense.


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      3.    Tenant shall immediately contract its own cost and expense repairs specified in the field survey report dated 25 January 2002 in order to comply with underwriters recommendations and thereby enable the insurance coverage to be maintained for the premises.

      4. Landlord shall issue to the tenant a credit in the amount of $117,607.53 for the outstanding NYC DEP water bills as landlord's contribution to the cost of contracted repairs and in addition landlord shall provide labor and materials to affect repairs to the concrete decking on piers 6 and 7 and between the piers on the north side of the office building.

      5. Any reference to cost sharing found in paragraph 34 of Rider to the lease shall be eliminated by this amendment, with respect to the piers, wharves, pilings and bulkheads at the premises. The cost sharing aspect of paragraph 34 shall refer exclusively to the office building and shall remain in full force and effect together with all other provisions contained in the lease and rider.


Egret Realty Corp.         K-Sea Transportation Corp.


By: /s/ Douglas Eklof     By: /s/ Richard P. Falcinelli
   -------------------        --------------------------



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State of New York          )
                              SS.:
County of Richmond         )

         On the 14th day of November, in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard Falcinelli, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.


                                                     /s/ Patricia Harding
                                                     ---------------------
                                                     Notary Public


State of New York          )
                              SS.:                       [NOTARY SEAL]
County of New York         )



         On the 19th day of November, in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared Douglas Eklof, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.


                                                     /s/ Herbert B. Halberg
                                                     ----------------------
                                                     Notary Public



                                                         [NOTARY SEAL]